EXHIBIT 31.2


                                CERTIFICATION

I, W. Douglas Caudell certify that:

1. I have reviewed this annual report on Form 10-K of YoCream International, Inc. (the registrant);

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrants other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)Evaluated the effectiveness of the registrants disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c) Disclosed in this report any change in the registrants internal control over financial reporting that occurred during the registrants most recent fiscal quarter (registrants fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting; and

5. The registrants other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrants auditors and the audit committee of registrants board of directors (or persons performing the equivalent function):

a) All significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrants ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrants internal controls over financial reporting.


/s/ W. Douglas Caudell                                Dated:  January 29, 2004
W. Douglas Caudell, Chief Financial Officer